                                                                    Exhibit 10.1

                              BEI ELECTRONICS, INC.

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 1, 1995 and entered into by and among BEI Electronics, Inc., a Delaware corporation, BEI Sensors & Systems Company, Inc., a Delaware corporation, Defense Systems Company, Inc., a Delaware corporation, and BEI Medical Systems Company, Inc., a Delaware corporation (each a "Borrower" and collectively the "Borrowers"), the financial institutions listed on the signature pages hereof (each a "Lender" and collectively the "Lenders"), CIBC Inc., as agent for the Lenders (the "Agent"), and Canadian Imperial Bank of Commerce, as the Designated Issuer, and is made with reference to that certain Credit Agreement dated as of June 1, 1993, as amended by the First Amendment to Credit Agreement dated as of September 3, 1993, as amended by the Second Amendment to Credit Agreement and Limited Waiver dated as of April 1, 1994, and as amended by the Third Amendment to Credit Agreement dated as of September 30, 1994 (as so amended, the "Credit Agreement") by and among the Borrowers, the Lenders, the Agent and the Designated Issuer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrowers have requested an extension of the Maturity Date of the Credit Agreement, and the Lenders, the Agent and the Designated Issuer have so agreed;

         WHEREAS, the Borrowers, the Lenders, the Agent and the Designated Issuer desire to amend the Credit Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         1.     Amendments to the Credit Agreement.

                1.1      Amendments to Section 1.01: Defined Terms.

                         1.1.1   The following definitions in Section 1.01 of
the Credit Agreement are hereby amended in to read in their entirety as follows:

         "'Consolidated Adjusted EBITDA': For any period, the sum of the amounts for such period of, without duplication, (i) Consolidated Net Income (or Consolidated Net Losses), plus (ii) Consolidated
         Interest Expense, plus (iii) provisions for taxes based on income, plus (iv) depreciation expense, plus (v) amortization expense, plus (vi) any charges or expenses related to the GPI


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         Settlement incurred subsequent to the quarter ending March 31, 1995, but not in excess of $2,500,000, minus (vii) Consolidated
         Capital Expenditures, all of the foregoing as determined on a consolidated basis for BEI and its consolidated Subsidiaries in accordance with GAAP."

         "' Consolidated Capital Expenditures': For any period, the dollar amount of purchases of property, plant and equipment reflected in the consolidated statement of cash flow of BEI and its consolidated Subsidiaries for such period, excluding, however, expenditures of insurance proceeds received as the result of damage or destruction of the property being replaced."

         "' Consolidated Tangible Net Worth': For any period, the sum of stockholders' equity of BEI and its consolidated Subsidiaries plus Intangible Assets acquired by BEI and its consolidated Subsidiaries after the date hereof as a result of an Acquisition in an amount not to exceed $5,000,000 in the aggregate. Consolidated Tangible Net Worth shall be calculated without giving effect to any foreign currency translation adjustments."

         "' Maturity Date': June 3, 1996."

         "' Revolving Commitment': The amount of $15,000,000 as such amount may be reduced pursuant to Sections 2.01(c) and (d)."

                           1.1.2  The following definitions are added to Section
1.01 of the Credit Agreement in appropriate alphabetical order:

         "' Adjusted Consolidated Net Losses': For any period, the sum of the amounts for such period of (i) Consolidated Net Loss, plus (ii) any expenses or charges related to the GPI Settlement, but not in excess of $2,500,000 plus (iii) any expenses or charges related to the discontinued operations of Defense Systems Company, Inc., but not in excess of $3,500,000, all of the foregoing as determined on a consolidated basis for BEI and its consolidated Subsidiaries in accordance with GAAP."

         "' GPI Settlement': The resolution, whether by settlement, arbitration award or otherwise, of the dispute between BEI and certain former shareholders of General Precision Industries relating to royalties, milestone payments, interest and related payments asserted to be payable in connection with the license of certain technology to BEI."

                  1.2      Amendments to Section 2.05: Letters of Credit.

                           1.2.1  Section 2.05(a) of the Credit Agreement is
hereby amended by deleting the amount "$7,000,000" in clause (iii) thereof and replacing it with the amount "$5,000,000".


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                  1.3     Amendments to Section 6.02: Negative Covenants.

                          1.3.1   Section 6.02(a) of the Credit Agreement is
hereby amended to read in its entirety as follows:

         "(a) Current Ratio. Permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities at any time to be less than 1.50 to 1.00."

                          1.3.2    Section 6.02(b) of the Credit Agreement is
hereby amended to read in its entirety as follows:

         "(b) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth as at the end of any fiscal quarter of BEI to be less than the sum of (i) $33,000,000 plus (ii) 75% of Consolidated Net Income for each fiscal quarter of BEI commencing with the fiscal quarter ending July 1, 1995, plus (iii) 100% of the Net Proceeds of any Equity Issuance by BEI in excess of $5 Million Dollars ($5,000,000) after June 1, 1995."

                          1.3.3    Section 6.02(d) of the Credit Agreement is
hereby amended to read in its entirety as follows:

         "(d) Interest Coverage Ratio. As of the end of any fiscal quarter of BEI, permit the ratio of Consolidated Adjusted EBITDA for the number of fiscal quarters then ended specified below to Consolidated Interest Expense for such number of fiscal quarters to be less than the correlative ratio set forth below:

                          Period                                     Ratio
                          ------                                     -----
            Three Fiscal Quarters ending
            July 1, 1995                                          1.25 : 1.00

            Four Fiscal Quarters ending
            September 30, 1995                                    1.25 : 1.00

            Four Fiscal Quarters ending
            December 30, 1995                                     1.60 : 1.00

            Four Fiscal Quarters ending
            on the last day of any fiscal
            quarter thereafter                                    2.00 : 1.00"

                          1.3.4   Section 6.02(f) of the Credit Agreement is
hereby amended to read in its entirety as follows:


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                  "(f) Adjusted Consolidated Net Income.

                      (i) Permit Adjusted Consolidated Net Losses for any fiscal quarter to be greater than $3,000,000.

                      (ii) Permit Adjusted Consolidated Net Losses for any two consecutive fiscal quarters."

                      1.3.5 Section 6.02(j)(ii) of the Credit Agreement is hereby amended to read in its entirety as follows:

         "any Borrower or any wholly-owned Subsidiary of a Borrower may acquire the business, property, fixed assets or stock of Persons in a related business (each, an "Acquisition"), provided that (i) immediately following the consummation of any such Acquisition there shall exist no condition or event that constitutes an Event of Default or a Potential Event of Default, (ii) the fair market value of the consideration (whether in the form of cash, assumed liabilities, or debt or equity securities of any Borrower or any Subsidiary of a Borrower) paid in any such Acquisition does not exceed $2,500,000 and (iii) the aggregate fair market value of the consideration (whether in the form of cash, assumed liabilities, or debt or equity securities of any Borrower or any Subsidiary of a Borrower) paid in all such Acquisitions during any fiscal year of BEI does not exceed $12,000,000 in the aggregate; and"

                  1.4     Amendment to Signature Page.

                          The signature page is hereby amended by deleting the
figure "$25,000,000" opposite the name of CIBC Inc. as lender, and replacing it with the figure "$15,000,000".

                  1.5     Amendment to Exhibit C.

                          Exhibit C to the Credit Agreement is hereby deleted
and Exhibit C hereto substituted therefor.

          2.     Conditions to Effectiveness.

                 This Amendment shall be deemed effective as of June 1, 1995 (the "Fourth Amendment Effective Date") upon the satisfaction of all of the following conditions precedent:

                 2.1 The Agent shall have received for each Lender and the Designated Issuer counterparts hereof duly executed on behalf of the Borrowers, the Agent and the Lenders (or notice of the approval of this Amendment by the Lenders satisfactory to the Agent shall have been received by the Agent).



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                 2.2     The Agent shall have received a closing fee in the
amount of $50,000.

                 2.3 All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, acting on behalf of the Lenders, and its counsel shall be satisfactory in form and substance to the Agent and such counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request.

          3.     Borrowers' Representations and Warranties.

                 In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

                 3.1 Corporate Power and Authority. The Borrowers have all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform their respective obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement"). The Certificate of Incorporation and Bylaws of each of the Borrowers have not been amended since September 30, 1994.

                 3.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrowers.

                 3.3 No Conflict. The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of the Amended Agreement do not and will not contravene (i) any law or regulation binding on or affecting any of the Borrowers or any of their respective Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of any of the Borrowers, (iii) any order, judgment or decree of any court of other agency of government binding on any of the Borrowers or any of their respective Subsidiaries or (iv) any contractual restriction binding on or affecting any of the Borrowers or any of their respective Subsidiaries.

                 3.4 Governmental Consents. The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of the Amended Agreement do not and will not require any authorization or approval of, or other action by, or notice to or filing with any governmental authority or regulatory body.

                  3.5 Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrowers and are the


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binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

                  3.6 Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

          4.     Miscellaneous.

                  4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                           4.1.1  On and after the Fourth Amendment Effective
Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                           4.1.2 Except as specifically amended by this
Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           4.1.3 Without limiting the generality of the
provisions of Section 10.01 of the Credit Agreement, nothing in this Amendment shall be deemed to (a) constitute a waiver of compliance by the Borrowers with respect to any term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                  4.2 Fees and Expenses. The Borrowers acknowledge that all costs, fees and expenses as described in Section 10.05 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrowers.

                  4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  4.4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH,


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THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF
LAWS PRINCIPLES.

                  4.5 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                             BEI ELECTRONICS, INC.


                                             By:________________________________

                                             Title:_____________________________


                                             BEI SENSORS & SYSTEMS COMPANY, INC.


                                             By:________________________________

                                             Title:_____________________________


                                             DEFENSE SYSTEMS COMPANY, INC


                                             By:________________________________

                                             Title:_____________________________



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



                                            BEI MEDICAL SYSTEMS COMPANY, INC.


                                            By:_________________________________

                                            Title:______________________________


                                            CIBC INC., Individually and as Agent


                                            By:_________________________________

                                            Title:______________________________


                                            CANADIAN IMPERIAL BANK OF COMMERCE,
                                            as the Designated Issuer


                                            By:_________________________________

                                            Title:______________________________


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



                                    EXHIBIT C

                        [FORM OF COMPLIANCE CERTIFICATE]

         1. This Compliance Certificate ("Compliance Certificate") is executed and delivered by BEI Electronics, Inc., a Delaware corporation, BEI Sensors & Systems Company, Inc., a Delaware corporation, Defense Systems Company, Inc., a Delaware corporation, and BEI Medical Systems Company, Inc., a Delaware corporation (collectively, the "Borrowers") to CIBC Inc. (the "Agent") pursuant to Section 6.01(a)(iii)(B) of the Credit Agreement dated as of June 1, 1993 among the Borrowers, the financial institutions named therein, the Agent and Canadian Imperial Bank of Commerce, as amended by the First Amendment to the Credit Agreement dated as of September 3, 1993, and as amended by the Second Amendment to the Credit Agreement and Limited Waiver dated as of April 1, 1994, as amended by the Third Amendment to Credit Agreement dated as of September 30, 1994, and as amended by the Fourth Amendment to Credit Agreement dated as of June 1, 1995 (as so amended and as further amended, restated, supplemented, or modified from time to time, the "Credit Agreement"). Any terms used herein and not defined herein shall have the meanings defined in the Credit Agreement. This Compliance Certificate covers BEI's:

            Fiscal quarter ended_____________________________, 19__
            Fiscal year ended_____________________________, 19__

         2. The following paragraphs set forth calculations in compliance with obligations pursuant to Sections 6.02(a), (b), (c), (d), and (f) of the Credit Agreement, as of the end of the fiscal period set forth in paragraph 1 hereof.

A.       Current Ratio (Sec. 6.02(a)):

         (a)     Consolidated Current
                 Assets                                     $__________

         (b)     Consolidated Current
                 Liabilities                                $__________

         Ratio (a) : (b)                                             ____:____

         Minimum Permitted Ratio                                     1.50: 1.00

B.       Consolidated Tangible Net Worth (Sec. 6.02(b)):

         1.      Actual Consolidated Tangible Net Worth

                 (a)      Stockholders' equity              $__________

                 minus

                 (b)      Intangible Assets                 $__________

                 plus

                 (c)      Intangible Assets acquired after
                          the date of the Credit Agreement
                          as a result of an Acquisition
                          (not to exceed $5,000,000 in the
                          aggregate)                                $__________

                          (a) - (b) + (c)                                           $___________

2.       Minimum Consolidated Tangible Net Worth

                 (a)      $33,000,000                               $33,000,000

                 plus

                 (b)      75% of Consolidated Net Income
                          for each fiscal quarter of BEI
                          after July 1, 1995                        $__________

                 plus

                 (c)      100% of the Net Proceeds of any
                          Equity Issuance by BEI in
                          excess of $5,000,000
                          after June 1, 1995

                                                   $_________

                          (a) + (b) + (c)                                           $__________

                 Required:  1 greater than or equal to  2                           OK/Not OK

C.       Leverage Ratio (Sec 6.02(c)):

         (a)     Consolidated Liabilities                           $__________

         (b)     Consolidated Tangible Net

                 Worth (B1)                                         $__________

                 Ratio (a) : (b)                                                   _____:_____

                 Maximum Permitted Ratio                                           1.70 : 1.00

D.       Interest Coverage Ratio (Sec. 6.02(d)):

         (a)     Consolidated Adjusted EBITDA

                 (i)      Consolidated Net Income (or
                          Consolidated Net Losses)                  $__________




                                      C-2
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
                 plus

                 (ii)     Consolidated Interest Expense     $________

                 plus

                 (iii)    Provisions for taxes based

                          on income                         $________

                 plus

                 (iv)     Depreciation expense              $________

                 plus

                 (v)      Amortization expense              $________

                 plus

                 (vi)     Charges and Expenses
                          relating to GPI
                          Settlement incurred
                          after Mach 31, 1995 (not in
                          excess of $2,500,000)             $________

                 minus

                 (vii)    Consolidated Capital
                          Expenditures                      $________

                          (i) + (ii) + (iii) + (iv) + (v) + (vi) - (vii)        $________

         (b)     Consolidated Interest Expense              $________

                 Ratio (a) : (b)                                                 ____:____

                 Minimum Permitted Ratio

                                  Three Fiscal Quarters ending
                                  July 1, 1995                                   1.25 : 1.00

                                  Four Fiscal Quarters ending
                                  September 30, 1995                             1.25 : 1.00

                                  Four Fiscal Quarters ending
                                  December 30, 1995                              1.60 : 1.00

                                  Four Fiscal Quarters ending
                                  thereafter                                    2.00 : 1.00

                                                                                OK/Not OK

E.       Adjusted Consolidated Net Income (Sec. 6.02(f)):

         (i)     Required:  No Adjusted Consolidated Net Losses
                 greater than $3,000,000 in any fiscal quarter                  OK/Not OK

         (ii)    Required:  No two consecutive fiscal quarters
                 with Adjusted Consolidated Net Losses in most recently
                 ended two fiscal quarters                                      OK/Not OK

         3. The aggregate amount of Investments made by BEI in BEI Medical Systems Company, Inc. during the fiscal period covered by this Compliance Certificate is $____________.

         4. The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of BEI and its Subsidiaries during the fiscal period covered by this Compliance Certificate. The undersigned does not (either as a result of such review or otherwise) have any knowledge of the existence as of the date of this Compliance Certificate of any condition or event that constitutes an Event of Default or a Potential Event of Default, with the exception set forth below in response to which the Borrowers are taking or propose to take the following actions (if none, so state):

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________



         5. This Compliance Certificate is executed on__________, 19___ by the Chief Executive Officer, Chief Financial Officer, Treasurer or Controller of BEI. The undersigned hereby certifies that each and every matter contained herein is derived from the Borrowers' books and records and is, to the best knowledge of the undersigned, true and correct.

BEI ELECTRONICS, INC.
a Delaware corporation



By:_______________________



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